                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04739

                               The Zweig Fund, Inc
               (Exact name of registrant as specified in charter)

                                900 Third Avenue
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                                Bank of New York.
                              101 Barclay St., 13E
                               New York, NY 10286
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 298-1635

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

                                                               February 1, 2004

Dear Shareholder:

   When we think about 2003, we'll remember a year in which financial services underwent significant change. National news events reflected regulatory concern regarding the business conduct of a few mutual fund companies. As a result, certain industry-wide practices came under increased scrutiny. Your fund's Board of Trustees recognizes the seriousness of these issues. As a result, it has expanded its review of policies and procedures to insure compliance with applicable rules and regulations. Additionally, the Board has undertaken a review of its own structure and governance protocols to insure that our practices are not only compliant with regulatory standards, but, whenever practical, also conform to best practices that value your interests and help you invest wisely.

   The Zweig Fund announced new management effective April 1, 2003. Carlton Neel and David Dickerson have managed the Fund since that time in conjunction with the asset allocation strategies provided by Dr. Martin Zweig and his advisory firm Zweig Consulting LLC. Mr. Neel and Mr. Dickerson currently manage several other funds in the Phoenix open-end mutual fund complex, including the Phoenix-Market Neutral fund, and several small-cap value portfolios. The Fund's investment objectives have remained the same under the new management.

   I hope that you'll take time to review the activities and performance information included in this Zweig Fund Annual Report.

   The Zweig Fund's net asset value gained 6.97% for the three months ended December 31, 2003, including the $0.090 distribution paid on October 27, 2003. During the same period, the Standard & Poor's 500 Index increased 12.17%, including dividends. Consistent with our policy of seeking to earn reasonable returns while minimizing risk, the Fund's average exposure in U.S. common stocks during the period was approximately 58%. We also had an average exposure of 21% in short-term U.S. Government bonds. The Fund's average equity exposure during the period was approximately 56%.

   For the year ended December 31, 2003, the Fund's net asset value, including the $0.497 in reinvested distributions, rose 14.85%. During the same period, the S&P 500 Index increased 28.71%, including dividends. The Fund's average exposure in U.S. common stocks for the year was approximately 58%. We also had an average exposure of 5% in short-term U.S. Government bonds.

   The Fund recently announced a distribution of $0.046 payable on January 12, 2004 to shareholders of record on December 31, 2003. Including this distribution, the Fund's total payout since its inception is now $17.971.

              Sincerely,

              /s/ Philip R. McLoughlin
              Philip R. McLoughlin
              Chairman

                                 MARKET OUTLOOK

   After slipping for three consecutive years, the stock market surged in 2003. The Dow Jones Industrial Average gained 28.04%, the Standard & Poor's 500 Index climbed 28.71%, and the NASDAQ Composite Index jumped 50%.

   Several factors were responsible for the market's strong performance. First, there was the outcome of the Iraq war. When it started, many people worried about its duration and sold stock. When the war went well, the market started to bounce back from an oversold position. Secondly, investors awoke to the fact that the economy was actually improving and earnings were coming in nicely.

   I believe the rally in the last three or four months of the year was spurred by economic news exceeding even the most bullish expectations. Gross Domestic Product soared 8.2% in the third quarter and the fourth quarter appeared quite strong. Also, earnings were extremely good, rising 11.6% for the third quarter, the biggest quarterly increase since 1992.

   Traditionally, the market does not do well when the GDP is extraordinarily high or when earnings are really great. That's usually when inflation begins to pick up and the Federal Reserve starts to tighten. But that hasn't happened this time. Instead, the Fed held its interest rate at one percent despite the rising economy. With interest rates low and the economy advancing, all the speculative money went into the stock market.

   When the Fed held interest rates steady at its December meeting, it reiterated that its cheap money policy can be maintained for "a considerable period." It also said that the risk of a fall in inflation was almost equal to a rise. In addition, the Fed saw equal upside and downside risks for achieving sustainable economic growth over the next few quarters.

   I think that the Fed is right about the diverse pressures on prices but that's about the only thing I agree with. There are some deflationary threats in the world, especially from the constant lowering of prices on imported goods stemming from low foreign labor costs. However commodity prices around the world have leaped. China, whose economy is booming, is possibly the biggest buyer of oil, copper, and a host of other commodities. This translates into some inflationary pressures.

   Right now I think we are heading into bubble number two. It's not like bubble number one but the market is extremely overvalued and there's an awful lot of optimism, as measured by my sentiment model. I believe many people rationalize the high price/earnings ratios because short interest rates are so low. In my opinion, rates have nowhere to go on the downside but there's plenty of room on the upside and we are getting inflationary pressures. Should rates rise, it will be impossible to justify the current price to earnings ratios. However if earnings continue to be strong, then who knows? Maybe the market can continue to rise.

   Incidentally, there were many headlines and much comment when the Dow crossed the 10,000 mark, a round-trip it has made 19 times since 1999. I remember the same hullabaloo with 1,000, 2,000, and 3,000. When we had a bear market in 1990 it couldn't get much above 3,000. People put stock in round numbers but you really have to look at the overall economy, sentiment, earnings, and similar hard facts.

   The stock market was much less volatile last year. There were only 15 days in which the Dow gained or declined 2% compared with 48 in 2002, 25 in 2001, and 31 in 2000. Ironically, the market historically does best coming off a period of very high volatility. Although this indicator doesn't work all the time, the lack of volatility frequently is a sign of complacency.

   Meanwhile, money is pouring into stock mutual funds. The public invested more than $150 billion in the funds since the market began to rally last March, the fastest inflow since the market peak in 2000. November's inflow of $15 billion was the eighth consecutive month of positive inflows. Despite three years of losses, mutual fund assets are up 13% since the end of 2002. So far inflows have helped the market but at some point they will be overdone. If this is a bubble, it is very possible that the high inflows could continue for a year or two or even longer. The last bubble began in 1996 and didn't end until 2000.

   When it comes to investing now, the public has a choice. People can keep their cash in money funds or Treasury bills and earn almost nothing. So what do you do? You can buy bonds but the bond market cracked in midyear and there have been net outflows from bond funds. The other alternative is stocks and, again, stocks look cheap if you compare them with the low short-term rates. So the money is flowing into the stock market and it is rising.

   There is nothing wrong with the stock market rising but, at these valuations, I just don't know. Because these valuations are totally out of whack with previous market bottoms, I still don't believe the bottoms we have seen will be the final market bottom. Last year the price/earnings ratio of the S&P 500 fell to about 27 from 32. However this is still substantially above the historical average of 16. Meanwhile the NASDAQ 100 is selling at 40 times estimated 2004 earnings. Incidentally, I still believe that many earnings are overstated. We still have many of the accounting problems and, for the most part, there is a non-recognition of the expense of stock options.

   One of the reasons I don't think the major trend bear market is over is the low level of cash at mutual funds. In November, the last month for which figures are available, the average stock mutual fund had only 4.6% of its assets in cash.* Normally at a stock market bottom you would see something like 9% or 10% in cash. I believe one reason for the present figure is that index funds are not holding any cash. Another reason is that portfolio managers are afraid to carry cash because they think the real risk is lagging the market and not of the market crashing while they are 100% invested. Until I see higher levels of cash, I will remain skeptical.

   Although the mutual fund scandals continue to make headlines, I don't see a heck of a lot of impact on the market. It does affect what some people are doing with their money. They are taking it out of the funds with the scandals and putting it into the funds that so far are clean. Generally it seems people are ignoring the scandals, which is kind of amazing. With stocks up so much, it's obvious the scandals are not hurting the market.

   As analysts are getting more bullish, insiders are selling more stock. During November insiders sold $43 in stock for every dollar's worth they bought. It was the seventh consecutive month in which the sell-buy ratio topped twenty to one.* We have tested the insider numbers extensively. Because some insider sales involve the exercise of options, we just look at the amount they're buying. We have found that their purchases, relative to market capitalization, are very, very low. It doesn't mean that insiders are always right-they sometimes are not-but it is one of the negative signs for the market in my sentiment model.

   Another negative in the model is margin debt. Although it is down roughly half from its 2000 peak, it hasn't dropped nearly enough relative to what has occurred historically after major bear markets. It does not mean that the market can't go higher but I would not be wild about any further increases in margin debt. Short-selling indicators, on the other hand, are decent. The short interest ratio, which is the short position divided by the average daily volume, isn't bad, especially on NASDAQ. It is one of my few sentiment indicators that is okay, in my opinion.

   One market positive last year was the tax bill that lowered the tax on dividends. That has helped the market. Companies in the S&P 500 are estimated to have paid a record of $160.6 billion to shareholders in 2003, up from $147.8 billion in 2002. More companies are initiating disbursements and others are increasing theirs. Unfortunately, dividend yields are very low. The S&P yield now is 1.6% and the Dow is 2%. Although yields look good relative to short-term rates, I think they don't offer much protection on the downside.

   In a market where the dividend yield is, say, 6%, which we get at major market bottoms, investors have real protection if the market declines. Many investors seeking value would come into the market. Should the market dip moderately or mark time, the 6% figure would look good. If short-term interest rates rise, the current dividend yields would not look nearly as attractive as they are today.

   Reflecting higher stock prices, the initial public offering market is showing signs of life and mergers are rebounding. So far the new issues market doesn't seem excessive to me. It's not nearly like what we had in 1998, 1999, and early 2000. That was truly a wild scene. Mergers were up 19% last year. However typically they are only helpful to the market if they are cash takeovers. There you are taking stock off the market and adding cash, which tends to be re-deployed into other stocks.

   Although consumer confidence has climbed quite a bit from its lows, with the Conference Board reporting a 91.3 figure for December, I see danger on the horizon. The Fed reported that total consumer debt hit a record of $1.98 trillion in October. Since consumer spending accounts for about 75% of the GDP, the extremely high debt presents a troubling question: Where will the juice come to keep this economy going? Consumers have carried the economy but I don't know how they can keep increasing their debt at a fast enough rate. The problem might ease if more people get jobs or real income rises but with all the foreign competition, I believe that will be difficult.

   Even more troublesome is the growing federal deficit that some analysts say could hit $500 billion this year. This number is staggering. I can't even comprehend $500 billion in deficits. I believe it's fine to run a deficit to stimulate the economy during a recession, but when the economy is growing the deficit should be narrowing. If it keeps widening, at some point it would put upward pressure on interest rates that could hurt the economy.

   Indicating a strong economy, the Institute for Supply Management's index of manufacturing activity surged to 66.2 in December from 62.8 in November and was the highest in twenty years. But, historically, this figure has a downside. When it has been in the bottom 20% of all readings, anything below 47, the market has gone up at a 16.9% annual rate. In the top 20% of all readings, any number above 59, the market has gone up only three-tenths of a percent.

   That's because the stock market is a forward looking, discounting mechanism. So when the economy is limp and the ISM index is weak, I think it is usually a good time to buy stocks. Turn back the clock a year or so, and that's the period we were going through. Now with the economy booming, we've had several great quarters in a row and the ISM index is off the charts. Historically, when we get these kinds of readings, the Fed would be tightening. If the Fed continues to sit on its hands, it is possible that the stock market momentum will continue and we will get further into bubble number two.

   These are very unusual times. We have a political situation the likes of which we have never seen. If there is a major terrorist attack on our country, the whole stock market could fall apart. We are running a budget deficit, which is okay in a recession, but we are not in a recession anymore. A lot of the spending is mandated for homeland security and we have to support our troops overseas. But if we don't narrow our deficit, it is likely the dollar will get weaker. It is already down 20% against the Euro and 10% against the Japanese yen.

   Worse to me than the budget deficit is the massive trade deficit. Some believe that the weak dollar is great for our economy because it helps our exports. But if we buy more expensive Japanese television sets or German cars or Italian shoes, or other foreign products are we really better off economically? What's more, if the weak dollar causes foreigners to sell their U.S. assets it could put upward pressure on bond yields and downward pressure on stocks. If we don't do something to strengthen the dollar we could wind up with a real economic headache.

   Summing up, in my opinion the positives include the tape action with its very favorable ratio of advances versus declines. The strong earnings are also a positive, although they have a negative potential. As long as earnings are good, people feel confident about the market. The problem is that the expanding economy usually leads to higher interest rates. We haven't seen them yet. So another positive for the time being is the Fed keeping its gas pedal to the metal but eventually that will create difficulties down the road.

   On the negative side are my sentiment indicators that are terrible on balance, the horrible valuations and the weak dollar. So far the weak dollar has helped to stimulate the economy but, if it slides further, it could be nasty.

   If nothing disastrous happens to the world and the Fed keeps cheap money, I could see the market going up 20% to 30% but it would be kind of a bubble period. If bad things occur in the world, I could see the market dropping 20% to 30%.

   Because of the risks involved on all sides, I am currently on the fence. We are about 57% invested in U.S. common stocks. Could I go to 60%? Yes, but I don't want to increase too much because of the downside risk. My mandate is to mitigate this risk. If we are lagging the market a bit, fine. But, if there's a sharp downturn, I would kick myself for being heavily invested because I know about all the previously mentioned important negatives.

   If everything stays comfortably stable for the next three or six months, this market could go a lot higher. However it just doesn't have a good feel to me because I still don't think we have touched the final bottom yet. The current situation reminds me of when the Japanese market peaked at the end of 1989. For the next thirteen years or so they had a long-term bear market.

   Within that span they had three or four really big upward moves that were small bull markets. Of course a small bull market could be up 50% and that's what we have already seen in the NASDAQ. While NASDAQ is nowhere near its high, some averages have actually made new highs. However the whole picture just doesn't make me feel comfortable and I don't want to roll the dice with other people's money. I am not straddling the fence because I think the market will go sideways. I believe it could be volatile on the upside or the downside.

              Sincerely,

              /s/ Martin E. Zweig, Ph.D.
              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

--------
* Source: Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   Unchanged from the previous listing, our leading industry groups at the year-end included financials, health care, technology, consumer discretionary, and consumer staples.

   We increased our holdings in consumer discretionary during the quarter and trimmed our position in financials.

   Our leading individual holdings in December 31, 2003 included Wells Fargo, Citigroup, Pfizer, Cisco Systems, Dell, Occidental Petroleum, Freeport-McMoRun, Microsoft, Alcoa, and Proctor & Gamble. New to this listing are
Freeport-McMoRun and Alcoa. No longer in this listing are Amgen, which we trimmed, and Mylan Laboratories.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

                             THE ZWEIG FUND, INC.

                     INVESTMENTS AND SECURITIES SOLD SHORT

                               December 31, 2003

                                                       Number of
                                                        Shares        Value
                                                       ---------   -----------
  INVESTMENTS
  DOMESTIC COMMON STOCKS                        56.57%
  CONSUMER DISCRETIONARY                         8.00%
     AutoZone, Inc.................................      35,000(a) $ 2,982,350
     Best Buy Co., Inc.............................      70,000(a)   3,656,800
     Delphi Corp...................................     220,000      2,246,200
     GAP (The), Inc................................     242,000      5,616,820
     Home Depot, Inc...............................     139,000(b)   4,933,110
     Liz Claiborne, Inc............................      90,000      3,191,400
     Lowe's Cos., Inc..............................      70,500(b)   3,904,995
     Tribune Co....................................      80,500      4,153,800
     Visteon Corp..................................     256,000      2,664,960
                                                                   -----------
                                                                    33,350,435
                                                                   -----------
  CONSUMER STAPLES                               5.37%
     Altria Group, Inc.............................      75,000(b)   4,081,500
     Coca-Cola Enterprises, Inc....................     137,000      2,996,190
     Kimberly-Clark Corp...........................      70,000      4,136,300
     PepsiCo, Inc..................................      58,900      2,745,918
     Procter & Gamble Co...........................      56,600      5,653,208
     Wal-Mart Stores, Inc..........................      52,000      2,758,600
                                                                   -----------
                                                                    22,371,716
                                                                   -----------
  ENERGY                                         3.50%
     ConocoPhillips................................      76,000      4,983,320
     Halliburton Co................................     127,000      3,302,000
     Occidental Petroleum Corp.....................     149,500      6,314,880
                                                                   -----------
                                                                    14,600,200
                                                                   -----------
  FINANCIALS                                    11.31%
     AFLAC, Inc....................................      92,000(b)   3,328,560
     Allstate Corp.................................      69,400      2,985,588
     Aon Corp......................................     135,000      3,231,900
     Bank of America Corp..........................      40,000      3,217,200
     Capital One Financial Corp....................      62,000(c)   3,799,980
     Citigroup, Inc................................     165,000      8,009,100
     First Tennessee National Corp.................      85,000      3,748,500
     Morgan Stanley................................      50,000      2,893,500

                       See notes to financial statements

                                                       Number of
                                                        Shares        Value
                                                       ---------   -----------
  FINANCIALS (CONTINUED)
     National City Corp............................      94,000    $ 3,190,360
     Wachovia Corp.................................      96,000      4,472,640
     Wells Fargo & Co..............................     140,200      8,256,377
                                                                   -----------
                                                                    47,133,705
                                                                   -----------
  HEALTH CARE                                   10.42%
     Amgen, Inc....................................      70,000(a)   4,326,000
     Angiotech Pharmaceuticals, Inc................      75,000(a)   3,450,000
     Bristol-Myers Squibb Co.......................     115,000      3,289,000
     C. R. Bard, Inc...............................      43,000      3,493,750
     Caremark RX, Inc..............................     175,000(a)   4,432,750
     Guidant Corp..................................      44,000      2,648,800
     McKesson Corp.................................      88,000      2,830,080
     Merck & Co., Inc..............................      60,000      2,772,000
     Mylan Laboratories, Inc.......................     214,500      5,418,270
     Pfizer, Inc...................................     190,000      6,712,700
     UnitedHealth Group, Inc.......................      69,600      4,049,328
                                                                   -----------
                                                                    43,422,678
                                                                   -----------
  INDUSTRIALS                                    5.52%
     Boeing Co.....................................      52,100      2,195,494
     Deere & Co....................................      55,000(b)   3,577,750
     L-3 Communications Holdings, Inc..............      75,000(a)   3,852,000
     Lockheed Martin Corp..........................      70,000      3,598,000
     Norfolk Southern Corp.........................     150,000      3,547,500
     Northrop Grumman Corp.........................      29,000      2,772,400
     PACCAR, Inc...................................      40,000      3,404,800
     Quality Distribution, Inc.....................       1,900(a)      37,145
                                                                   -----------
                                                                    22,985,089
                                                                   -----------
  INFORMATION TECHNOLOGY                         6.94%
     Amdocs Ltd....................................     158,000(a)   3,551,840
     Cisco Systems, Inc............................     269,000(a)   6,534,010
     Dell, Inc.....................................     186,000(a)   6,316,560
     First Data Corp...............................      69,300      2,847,537
     Internet Security Systems, Inc................     203,000(a)   3,822,490
     Microsoft Corp................................     212,000      5,838,480
                                                                   -----------
                                                                    28,910,917
                                                                   -----------
  MATERIALS                                      2.40%
     Alcoa, Inc....................................     150,000      5,700,000
     Georgia-Pacific Corp..........................     140,000      4,293,800
                                                                   -----------
                                                                     9,993,800
                                                                   -----------

                       See notes to financial statements

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
  TELECOMMUNICATION SERVICES                    0.82%
     CenturyTel, Inc..............................     105,000    $  3,425,100
                                                                  ------------
  UTILITIES                                     2.29%
     Entergy Corp.................................      52,900       3,022,177
     Exelon Corp..................................      65,000(b)    4,313,400
     PPL Corporation..............................      50,000       2,187,500
                                                                  ------------
                                                                     9,523,077
                                                                  ------------
         Total Domestic Common Stocks (cost $202,856,689).         235,716,717
                                                                  ------------
  FOREIGN COMMON STOCKS                         7.69%
  CONSUMER DISCRETIONARY                        0.81%
     Honda Motor Co., Ltd. ADR Japan..............     150,000       3,375,000
                                                                  ------------
  ENERGY                                        1.40%
     Tallsman Energy, Inc. (Canada)...............      51,200       2,897,920
     Total S.A., ADR (France).....................      32,000       2,960,320
                                                                  ------------
                                                                     5,858,240
                                                                  ------------
  INFORMATION TECHNOLOGY                        1.02%
     Nokia Corp., ADR (Finland)...................     251,000       4,267,000
                                                                  ------------
  MATERIALS                                     4.46%
     BHP Billiton Ltd. (Australia)................     405,032       3,720,034
     Freeport-McMoRan Copper & Gold, Inc., Class B
       (Indonesia)................................     140,000       5,898,199
     Newcrest Mining Ltd. (Australia).............     266,563       2,600,899
     Rio Tinto Ltd. (Australia)...................     128,086       3,590,033
     WMC Resources Ltd. (Australia)...............     650,343(a)    2,758,701
                                                                  ------------
                                                                    18,567,866
                                                                  ------------
         Total Foreign Common Stocks (cost $26,866,619)...          32,068,106
                                                                  ------------
  PREFERRED STOCKS                              2.92%
  FINANCIALS                                    2.92%
     ABN Amro North America, 144A, 8.75% Pfd......      11,500(d)   11,949,225
     Citibank NA Series A, 6.34% Pfd..............       2,000(a)      202,500
                                                                  ------------
         Total Preferred Stocks (cost $12,461,172)........          12,151,725
                                                                  ------------

                       See notes to financial statements

                                                          Principal
                                                           Amount         Value
                                                         -----------  ------------
 U.S. GOVERNMENT SECURITIES                      22.15%
    United States Treasury Notes, 12.75%
      11/15/10 (cost $93,289,803)....................    $77,000,000  $ 92,306,830
                                                                      ------------
 AGENCY NON-MORTGAGE BACKED SECURITIES            6.29%
    Federal National Mortgage Association, 3.00%,
      6/15/04 (cost $26,226,102).....................     26,000,000    26,219,544
                                                                      ------------
 SHORT-TERM INVESTMENT                            4.13%
    Federal National Mortgage Association, 0.75%,
      1/02/04 (cost $17,199,642).....................     17,200,000    17,199,642
                                                                      ------------
        Total Investments -- 99.75% (cost $378,900,027).......         415,662,564
        Securities Sold Short -- (4.65)% (proceeds $17,397,579)        (19,383,700)
        Other assets less liabilities -- 4.90%................          20,428,200
                                                                      ------------
        Net Assets -- 100%....................................        $416,707,064
                                                                      ============

--------
 (a) Non-income producing security.
 (b) Position, or portion thereof, with an aggregate market value of $30,876,205 has been segregated to collateralize securities sold short.
 (c) Position is segregated as collateral for written options.
 (d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, these securities amounted to a value of $11,949,225 or 2.87% of net assets.

   Glossary:

 ADR --American Depositary Receipt

   For Federal income tax purposes, the tax basis of investments owned at December 31, 2003 was $380,617,395 and net unrealized depreciation of investments consisted of:

                   Gross unrealized appreciation.. $ 45,215,488
                   Gross unrealized depreciation..  (10,170,319)
                                                   ------------
                   Net unrealized appreciation.... $ 35,045,169
                                                   ============

                       See notes to financial statements

                                                       Number of
                                                        Shares      Value
                                                       --------- -----------
   SECURITIES SOLD SHORT                         4.65%
   DOMESTIC COMMON STOCKS                        4.65%
   CONSUMER DISCRETIONARY                        1.85%
      Circuit City Stores, Inc.....................     275,000  $ 2,785,750
      Ford Motor Co................................     250,000    4,000,000
      Tiffany & Co.................................      20,000      904,000
                                                                 -----------
                                                                   7,689,750
                                                                 -----------
   FINANCIALS                                    1.60%
      Bank of New York Co., Inc. (The).............     100,000    3,312,000
      Marsh & McLennan Cos., Inc...................      70,000    3,352,300
                                                                 -----------
                                                                   6,664,300
                                                                 -----------
   HEALTH CARE                                   0.76%
      Cephalon, Inc................................      65,000    3,146,650
                                                                 -----------
   INDUSTRIALS                                   0.44%
      Expeditors International of Washington, Inc..      50,000    1,883,000
                                                                 -----------
          Total Securities Sold Short (proceeds $17,397,579)     $19,383,700
                                                                 ===========



--------
   For Federal income tax purposes, the tax basis of securities sold short at December 31, 2003 was $17,397,579 and net unrealized depreciation of investments consisted of

              Gross unrealized appreciation............. $    91,710
              Gross unrealized depreciation.............  (2,077,831)
                                                         -----------
              Net unrealized appreciation............... $(1,986,121)
                                                         ===========


                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2003

   ASSETS
      Investments, at value (identified cost $378,900,027).... $ 415,662,564
      Foreign currency at value (identified cost $33,996).....        34,824
      Cash....................................................       115,904
      Deposits with broker for securities sold short..........    19,383,699
      Interest receivable.....................................     1,318,963
      Dividends receivable....................................       331,296
      Prepaid expenses........................................        18,508
                                                               -------------
          Total Assets........................................   436,865,758
                                                               -------------
   LIABILITIES
      Securities sold short, at value (proceeds $17,397,579)..    19,383,700
      Options written, at value (premiums received $100,435)..       117,800
      Payable for investment securities purchased.............        40,564
      Accrued advisory fees (Note 4)..........................       295,560
      Accrued administration fees (Note 4)....................        45,203
      Other accrued expenses..................................       275,867
                                                               -------------
          Total Liabilities...................................    20,158,694
                                                               -------------
   NET ASSETS                                                  $ 416,707,064
                                                               =============
   NET ASSET VALUE, PER SHARE
      ($416,707,064 /73,233,013 shares outstanding -- Note 5). $        5.69
                                                               =============

   Net Assets consist of
      Capital paid-in......................................... $ 585,578,686
      Undistributed net investment income.....................       240,006
      Accumulated net realized loss on investments............  (203,871,507)
      Net unrealized appreciation on investments..............    36,746,000
      Net unrealized depreciation on securities held short....    (1,986,121)
                                                               -------------
                                                               $ 416,707,064
                                                               =============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 2003

INVESTMENT INCOME
   Income
       Dividends (net of foreign withholding taxes of $26,288)................ $  4,253,020
       Interest...............................................................    3,167,473
                                                                               ------------
          Total Income........................................................    7,420,493
                                                                               ------------
   Expenses
       Investment advisory fees...............................................    3,370,369
       Administrative fees....................................................      515,468
       Transfer agent fees....................................................      364,354
       Printing and postage expenses..........................................      246,055
       Directors' fees and expenses...........................................      141,558
       Professional fees......................................................      137,844
       Custodian fees.........................................................       71,739
       Miscellaneous..........................................................      209,993
                                                                               ------------
          Expenses before dividends on short sales............................    5,057,380
          Dividends on short sales............................................      231,238
                                                                               ------------
          Net Expenses........................................................    5,288,618
                                                                               ------------
              Net Investment Income...........................................    2,131,875
                                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSSES)
   Net realized gain (loss) on:
       Investments............................................................  (21,997,344)
       Foreign currency transactions..........................................      (13,556)
       Short sales............................................................   (4,270,483)

   Net change in unrealized appreciation (depreciation) on:
       Investments............................................................   79,093,282
       Options written........................................................      (17,365)
       Foreign currency and foreign currency transactions.....................          828
       Short sales............................................................   (1,986,121)
                                                                               ------------
          Net realized and unrealized gain....................................   50,809,241
                                                                               ------------
              Net increase in net assets resulting from operations............ $ 52,941,116
                                                                               ============

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                                  For the Year Ended
                                                                                     December 31,
                                                                             ---------------------------
                                                                                 2003           2002
                                                                             ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income................................................ $  2,131,875  $     624,793
       Net realized loss....................................................  (26,281,383)  (137,974,324)
       Net change in unrealized appreciation (depreciation).................   77,090,624     21,342,523
                                                                             ------------  -------------
          Net increase (decrease) in net assets resulting from
            operations......................................................   52,941,116   (116,007,008)
                                                                             ------------  -------------
   Dividends and distributions to shareholders from
       Net investment income................................................   (2,018,671)      (624,793)
       Tax return of capital................................................  (34,378,160)   (45,982,141)
                                                                             ------------  -------------
          Total dividends and distributions to shareholders.................  (36,396,831)   (46,606,934)
                                                                             ------------  -------------
   Capital share transactions
       Net asset value of shares issued to shareholders in reinvestment
         of distributions resulting in the issuance of common stock.........           --      6,178,332
       Net proceeds from the sales of shares during rights offering.........           --     67,337,079
                                                                             ------------  -------------
       Net increase in net assets derived from capital share
         transactions.......................................................           --     73,515,411
                                                                             ------------  -------------
       Net increase (decrease) in net assets................................   16,544,285    (89,098,531)

NET ASSETS
   Beginning of year........................................................  400,162,779    489,261,310
                                                                             ------------  -------------
   End of year.............................................................. $416,707,064  $ 400,162,779
                                                                             ============  =============


                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2003

NOTE 1 -- Organization

   The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund's objective is to increase capital primarily through investment in equity securities consistent with capital preservation and the reduction of risk.

NOTE 2 -- Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A. Portfolio Valuation

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which, in determining value, utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available (of which there were none at December 31, 2003) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

  B. Security Transactions and Investment Income

   Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased other than short-term securities are accreted on the constant yield method over the life of the respective securities.

   Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

  C. Federal Income Tax Information

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code ("the Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

  D. Dividends and Distributions to Shareholders

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with tax regulations that may differ from generally accepted accounting principles. These differences include the treatment of premium amortization, losses deferred due to wash sales, differing treatment of certain income and gain transactions, and the timing of distributions. For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2003, the Fund increased undistributed net investment income by $126,802, decreased accumulated net realized loss by $13,556 and decreased paid in capital by $140,358.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the schedule of Investments and Securities Sold Short) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

   The Fund has $202,154,139 of capital loss carryovers, $38,468,937 expiring in 2009, $136,883,040 expiring in 2010 and 26,802,162 expiring in 2011 which may be used to offset future capital gains. The Fund may not realize the benefits of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign currency translation

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of the securities.

  F. Forward currency contracts

   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

  G. Options

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities of foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in the value of the hedged instruments.

   The Fund may purchase options which are included in the Fund's Schedules of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of the premium paid.

  H. Short Sales

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. At December 31, 2003, the value of securities sold short amounted to $19,383,700 against which collateral of $30,876,205 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short appreciate in value, thereby increasing potential losses.

NOTE 3 -- Portfolio Transactions

   During the year ended December 31, 2003, purchases and sales transactions (excluding short-term instruments, securities sold short, written options and forward currency contracts) were as follows:

                                            Purchases      Sales
                                           ------------ ------------
               Investment securities...... $175,326,592 $199,618,117
               U.S. government securities.   93,624,232           --

   Transactions in written options for the year ended December 31, 2003, were as follows:

                                                        Number of Premiums
                                                        Contracts Received
                                                        --------- --------
      Option contracts outstanding at December 31, 2002     --    $     --
      Option contracts written.........................    620     100,435
      Option contract sold.............................     --          --
      Option contracts exercised.......................     --          --
      Option contracts expired.........................     --          --
                                                           ---    --------
      Option contracts outstanding at December 31,2003.    620    $100,435
                                                           ===    ========

   As of December 31, 2003, the Fund had outstanding written options as follows:

                            Par Subject Par Subject Expiration Exercise  Market
Call Option                   to Call     to Put       Date     Price    Value
-----------                 ----------- ----------- ---------- -------- --------
Capital One Financial Corp.     620         n/a     03/20/2004  $65.00  $117,800

NOTE 4 -- Investment Advisory Fees and Other Transactions with Affiliates

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the year ended December 31, 2003, the Fund accrued advisory fees of $3,370,369.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement with the Fund. Under the terms of the Agreement, the Administrator receives a fee for financial reporting, tax services and oversight of the subagent's performance at a rate of 0.13% of the Fund's average daily net assets. During the year ended December 31, 2003, the Fund accrued administration fees of $515,468.

   c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

   d) Brokerage Commissions: During the year ended December 31, 2003, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PXP, brokerage commissions of $0 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $105,004 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- Capital Stock and Reinvestment Plan

   At December 31, 2003, the Fund had one class of common stock, par value $.10 per share, of which 100,000,000 shares are authorized and 73,233,013 shares are outstanding.

   Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the year ended December 31, 2003 and the year ended December 31, 2002, 0 and 787,167 shares respectively, were issued pursuant to the Plan.

   In a non transferable rights offering ended June 17, 2002, shareholders exercised rights to purchase 11,000,000 shares of common stock at an offering price of $6.17 per share for proceeds, net of expenses, of $67,337,079.

   On December 15, 2003, the Fund announced a distribution of $0.046 per share to shareholders of record on December 31, 2003. This distribution has an ex-dividend date of January 5, 2004 and is payable on January 12, 2004.

NOTE 6 -- Financial Highlights

   Selected data for a share outstanding throughout each year:

                                                                          Year Ended December 31,
                                                            --------------------------------------------------
                                                              2003       2002       2001      2000      1999
                                                            --------  --------   --------   --------  --------
Per Share Data
Net asset value, beginning of period....................... $   5.46  $   7.96   $  10.32   $  12.20  $  12.03
                                                            --------  --------   --------   --------  --------
Income From Investment Operations
Net investment income......................................     0.03      0.01         --       0.20      0.20
Net realized and unrealized gains (losses).................     0.70     (1.76)     (1.47)     (0.90)     1.16
                                                            --------  --------   --------   --------  --------
Total from investment operations...........................     0.73     (1.75)     (1.47)     (0.70)     1.36
                                                            --------  --------   --------   --------  --------
Dividends and Distributions
Dividends from net investment income.......................    (0.03)    (0.01)     (0.01)     (0.21)    (0.19)
Distributions from net realized gains .....................       --        --      (0.07)     (0.97)    (1.00)
Tax return of capital .....................................    (0.47)    (0.68)     (0.81)        --        --
                                                            --------  --------   --------   --------  --------
Total dividends and distributions..........................    (0.50)    (0.69)     (0.89)     (1.18)    (1.19)
                                                            --------  --------   --------   --------  --------
Effect on net asset value as a result of rights offering*..       --     (0.06)        --         --        --
                                                            --------  --------   --------   --------  --------
   Net asset value, end of period.......................... $   5.69  $   5.46   $   7.96   $  10.32  $  12.20
                                                            ========  ========   ========   ========  ========
   Market value, end of period**........................... $   4.90  $   4.93   $   7.90   $   9.81  $  10.06
                                                            ========  ========   ========   ========  ========
Total investment return***.................................     9.53%   (29.78)%   (11.27)%     9.45%     3.61%
                                                            ========  ========   ========   ========  ========
Ratios/Supplemental Data
Net assets, end of period (in thousands) .................. $416,707  $400,163   $489,261   $620,354  $733,523
Ratio of expenses to average net assets
 (excluding dividends on short sales)......................     1.28%     1.20%      1.19%      1.12%     1.12%
Ratio of expenses to average net assets
 (includes the dividends on short sales)...................     1.33%     1.20%      1.19%      1.12%     1.12%
Ratio of net investment income (loss) to average net assets     0.54%     0.14%     (0.03)%     1.74%     1.68%
Portfolio turnover rate ...................................     74.8%    104.8%      80.3%     114.8%    114.9%

--------
  * Shares were sold at a 5% discount from the average market price.
 ** Closing Price -- New York Stock Exchange.
*** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.


                             UNAUDITED DISCLOSURES

 Proxy Voting Procedures

    The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling "toll-free" 800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

 Tax Information Notice (Unaudited)

    For Federal income tax purposes, 100% of the current year net income earned dividends paid by the Zweig Fund will qualify for the dividends received deduction for corporate shareholders when paid.

    Effective for the calendar year 2003, qualified dividends will be taxed at a lower rate for individual shareholders. 100% of the ordinary income dividends distributed by the Zweig Fund and applicable to qualifying dividends received after January 1, 2003, will qualify for the lower tax rate. This Fund plans to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.

                        Report of Independent Auditors

To the Board of Directors and Shareholders of The Zweig Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Fund, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, New York
February 18, 2004

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                                                Number of
                                               Portfolios
                                                 in Fund
                              Term of Office     Complex
Name, (Age), Address          and Length of     Overseen                   Principal Occupation(s)
and Position(s) with Fund      Time Served     by Director     During Past 5 Years and Other Directorships Held
-------------------------    ----------------- ----------- --------------------------------------------------------

                                              DISINTERESTED DIRECTORS
Charles H. Brunie (73)...... Term: Until 2006.      2      Director of The Zweig Total Return Fund, Inc. (since
Brunie Associates            Served since:                 1998); Chairman, Brunie Associates (investments)
600 Third Avenue, 17th Floor 1988.                         (since April 2001); Chairman, Oppenheimer Capital
New York, NY 10016                                         (1969 to 2000); Chairman Emeritus, Board of Trustees,
                                                           Manhattan Institute (since 1990). Trustee, Milton and
Director                                                   Rose D. Friedman Foundation for Vouchers (1999-
                                                           present). Trustee, Hudson Institute (since 2002).
                                                           Trustee, American Spectator (since 2002).

Wendy Luscombe (52)......... Term: Until 2005.      2      Director of The Zweig Total Return Fund, Inc. (since
480 Churchtown Road          Served since:                 2002); Principal, WKL Associates, Inc. (investment
Craryville, NY 12521         2002.                         management) (since 1994). Fellow, Royal Institution of
                                                           Chartered Surveyors. Member, Chartered Institute of
Director                                                   Arbitrators. Director, Endeavour Real Estate Securities,
                                                           Ltd. REIT Mutual Fund (since 2000). Director, PXRE,
                                                           Corp. (reinsurance) (since 1994). Member and
                                                           Chairman of Management Oversight Committee,
                                                           Deutsche Bank Real Estate Opportunities Fund (since
                                                           2003)

Alden C. Olson (76)......... Term: Until 2004.      2      Director of The Zweig Total Return Fund, Inc. (since
2711 Ramparte Path           Served since:                 1996); currently retired. Chartered Financial Analyst
Holt, MI 48842               1996.                         (since 1964). Professor of Financial Management,
                                                           Investments at Michigan State University (1959 to
Director                                                   1990).

James B. Rogers, Jr. (61)... Term: Until 2006.      2      Director of The Zweig Total Return Fund, Inc. (since
352 Riverside Drive          Served since:                 1986); private investor (since 1980). Chairman, Beeland
New York, NY 10025           1988.                         Interests (investments and media) (since 1980). Regular
                                                           Commentator on CNBC (1998). Author of "Investment
Director                                                   Biker: On the Road with Jim Rogers" (1994) and
                                                           "Adventure Capitalist" (2003). Visiting Professor,
                                                           Columbia University (1998). Columnist, WORTH
                                                           Magazine (since 1995). Director, Emerging Markets
                                                           Brewery Fund (1993-2002). Director, Levco Series Trust
                                                           (since 1996).

                                            Number of
                                           Portfolios
                                             in Fund
                           Term of Office    Complex
Name, (Age), Address       and Length of    Overseen                   Principal Occupation(s)
and Position(s) with Fund   Time Served    by Director     During Past 5 Years and Other Directorships Held
------------------------- ---------------- ----------- ---------------------------------------------------------

                                              INTERESTED DIRECTORS
Philip R. McLoughlin (57) Term: until 2004     78      Chairman of the Board and President of The Zweig
56 Prospect Street        Served since:                Total Return Fund, Inc. (since 2002); Consultant,
Hartford, CT 06115        2002.                        Phoenix Investment Partners, Ltd. (since 2002).
                                                       Director, PXRE Corporation (Delaware) (since 1985),
Chairman of the Board and                              World Trust Fund (since 1991). Chairman (1997-2002),
President                                              Director (1995-2002), Vice Chairman (1995-1997) and
                                                       Chief Executive Officer (1995-2002), Phoenix
                                                       Investment Partners, Ltd. Director, Executive Vice
                                                       President and Director Chief Investment Officer, The
                                                       Phoenix Companies, Inc. (2000-2002). (1994-2002)
                                                       and Executive Vice President, Investments (1987-2002),
                                                       Phoenix Life Insurance Company. Director (1983-2002)
                                                       and Chairman (1995-2002), Phoenix Investment
                                                       Counsel, Inc. Director (1982-2002) and President
                                                       (1990-2000), Phoenix Equity Planning Corporation.
                                                       Chairman and Chief Executive Officer, Phoenix/Zweig
                                                       Advisers LLC (2000-2002). Director (2001-2002) and
                                                       President (April 2002-September 2002), Phoenix
                                                       Investment Management Company. Director and
                                                       Executive Vice President, Phoenix Life and Annuity
                                                       Company (1996-2002). Director (1995-2002) and
                                                       Executive Vice President (1994-2002), PHL Variable
                                                       Insurance Company. Director, Phoenix National Trust
                                                       Company (1996-2002). Director (1985-2002) and Vice
                                                       President (1986-2002), PM Holdings, Inc. Director,
                                                       WS Griffith Associates, Inc. (1995-2002). Director
                                                       (1992-2002) and President (1993-1994), WS Griffith
                                                       Securities, Inc.

                                               DIRECTOR NOMINEES
R. Keith Walton (39).....                       2      Secretary of the University at Columbia University
15 Claremont Avenue                                    (since 1996). Director (since 2000); Chair, Nominating
No. 43                                                 Committee (since 2002); Member, Executive Committee
New York, NY 10027                                     (since 2002); Chair, Audit Committee (since 2003),
                                                       Apollo Theater Foundation, Inc. Director, Orchestra of
                                                       St. Luke's (since 2000). Director, American Friends of
                                                       the Royal Court Theatre (since 2003). Member, Steering
                                                       Committee, Association for a Better New York (since
                                                       2001). Member, Education Committee of the Board,
                                                       Trinity School (since 2003). Vice President (since 2000),
                                                       Chair, Finance Committee (since 2000), Riverside
                                                       Church. Member, Advisory Board, North General
                                                       Hospital (since 2002). Member, NY Advisory Board,
                                                       Enterprise Foundation (since 1999). Member, Council
                                                       on Foreign Relations (since 1997). Member, The
                                                       American Law Institute (since 1999). Member, Council
                                                       for the United States and Italy (since 1999). Member,
                                                       Century Association (since 2000).

                                          Number of
                                         Portfolios
                                           in Fund
                          Term of Office   Complex
Name, (Age), Address      and Length of   Overseen                  Principal Occupation(s)
and Position(s) with Fund  Time Served   by Director    During Past 5 Years and Other Directorships Held
------------------------- -------------- ----------- ------------------------------------------------------

                                      OFFICERS WHO ARE NOT DIRECTORS
Carlton Neel (36)........ Served since:              Executive Vice President of The Zweig Total Return
900 Third Ave.            2003.                      Fund, Inc. (since 2003); Senior Vice President and
New York, NY 10022                                   Portfolio Manager, Phoenix/Zweig Advisers LLC
                                                     (since 2003). Managing Director and Co-Founder,
Executive Vice President                             Shelter Rock Capital Partners, LP (2002-2003). Senior
                                                     Vice President and Portfolio Manager, Phoenix/Zweig
                                                     Advisers LLC (1995-2002). Vice President, JP Morgan &
                                                     Co. (1990-1995).

David Dickerson (36)..... Served since:              Senior Vice President of The Zweig Total Return Fund,
900 Third Ave.            2003.                      Inc. (since 2003); Senior Vice President and Portfolio
New York, NY 10022                                   Manager, Phoenix/Zweig Advisers LLC (since 2003).
                                                     Managing Director and Co-Founder, Shelter Rock
Vice President                                       Capital Partners, LP (2002-2003). Vice President
                                                     and Portfolio Manager, Phoenix/Zweig Advisers LLC
                                                     (1993-2002).

Nancy J. Engberg (47).... Served since:              Secretary of The Zweig Total Return Fund, Inc. (since
56 Prospect Street        2000.                      2000); Vice President and Chief Compliance Officer
Hartford, CT 06115                                   (since December 2003) and Vice President and
                                                     Investment Counsel (2002-2003), The Phoenix
Secretary                                            Companies, Inc. and its insurance company
                                                     subsidiaries; Vice President and Counsel, Phoenix
                                                     Investment Partners, Ltd. (since 1999). Counsel,
                                                     Phoenix Home Life Mutual Insurance Company (1994
                                                     to 1999).

Nancy Curtiss (51)....... Served since:              Treasurer of The Zweig Total Return Fund, Inc. (since
56 Prospect Street        2003.                      2003); Vice President, Operations (since 2003); Vice
Hartford, CT 06115                                   President, Fund Accounting (1994-2003) and Treasurer
                                                     (1996-2003), Phoenix Equity Planning Corporation.
Treasurer                                            Treasurer, multiple funds in Phoenix Fund Complex
                                                     (since 1994).

                             THE ZWEIG FUND, INC.

                               YEAR END RESULTS

                               Total Return
                               on Net Asset Net Asset    NYSE      Premium
                                  Value       Value   Share Price (Discount)
                               ------------ --------- ----------- ----------
    Year ended 12/31/2003.....    14.85%     $ 5.69    $ 4.9000     (13.88%)
    Year ended 12/31/2002.....    (22.8%)      5.46      4.9300       (9.7%)
    Year ended 12/31/2001.....    (15.0%)      7.96      7.9000       (0.8%)
    Year ended 12/31/2000.....     (5.1%)     10.32      9.8125       (4.9%)
    Year ended 12/31/1999.....     12.9%      12.20     10.0625      (17.5%)
    Year ended 12/31/1998.....      6.6%      12.03     10.8125      (10.1%)
    Year ended 12/31/1997.....     22.0%      12.63     13.2500        4.9%
    Year ended 12/31/1996.....     14.5%      11.45     10.8750       (5.0%)
    Year ended 12/31/1995.....     18.3%      11.06     11.2500        1.7%
    Year ended 12/31/1994.....     (2.7%)     10.33     10.3750        0.4%
    Year ended 12/31/1993.....     13.3%      11.68     13.7500       17.7%
    Year ended 12/31/1992.....      0.4%      11.36     13.0000       14.4%
    Year ended 12/31/1991.....     30.1%      12.40     13.7500       10.9%
    Year ended 12/31/1990.....      1.9%      10.48     11.0000        5.0%
    Year ended 12/31/1989.....     22.3%      11.43     12.3750        8.3%
    Year ended 12/31/1988.....     17.9%      10.35     10.3750        0.2%
    Year ended 12/31/1987.....     14.7%       9.73      9.0000       (7.5%)
    Inception 10/2/86-12/31/86     (0.4%)      9.31      9.1250       (2.0%)

--------------------------------------------------------------------------------

                                KEY INFORMATION

1-800-272-2700 Zweig Shareholder
              Relations:
              For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information
                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Philip R. McLoughlin
Chairman of the Board and President

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Nancy J. Engberg
Secretary

Nancy Curtis
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1337
                                                                 4902-ANN 12/03


      Annual Report



      Zweig

      The Zweig Fund, Inc.


      December 31, 2003


                                    [GRAPHIC]

Item 2. Code of Ethics.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant does not have an audit committee financial expert at this time because none of the registrant's board of directors meets the technical definition of such an expert in form N-CSR. The audit committee of the board is in compliance with I) applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise", as determined by the board."

Item 4. Principal Accountant Fees and Services.

     Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,500 and $58,000.

     Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $1,000.

     These services are for a review of the semi annual report.

Tax Fees

(C) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,000 and $5,700. "Tax Fees" are those primarily associated with review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

     All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     The Zweig Fund, Inc. (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and no-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

     (e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                     (b) 100%

                     (c) 100%

                     (d) Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $46,250 and $248,000 respectively.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.


                               THE ZWEIG FUND, INC

                STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I. Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

     A.   "Adviser" refers to Phoenix/Zweig Advisers LLC.

     B. "Corporate Governance Matters" refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

     C. "Delegate" refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

     D. "Fund" shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

     E. "Management Matters" refers to stock option plans and other management compensation issues.

     F. "Portfolio Holding" refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

     G. "Proxy Contests" refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

     H.   "Social Issues" refers to social and environmental issues.

     I. "Takeover" refers to "hostile" or "friendly" efforts to effect radical change in the voting control of the board of directors of a company.

II. General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III. Factors to consider when voting.

A. A Delegate may abstain from voting when it concludes that the effect on shareholders' economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

     B. In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

     C. In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

     D. In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer's state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or "conditioned" proxy proposals.

     E. In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

     F. In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     G. A Delegate shall generally vote against shareholder social matters proposals.

IV.  Delegation.

     A. In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

     B. The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

     C. With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures ("Subadviser Procedures") if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser's determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V.   Conflicts of Interest

     A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

     B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

     C. The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund's shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

     D. In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.  Miscellaneous.

A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

B. The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

C. The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

     D. The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

     E. This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Zweig Fund, Inc.

By (Signature and Title)*  /s/ Daniel T. Geraci
                         -------------------------------------------------------
                           Daniel T. Geraci, President
                           (principal executive officer)

Date   March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Daniel T. Geraci
                         -------------------------------------------------------
                           Daniel T. Geraci, President
                           (principal executive officer)

Date   March 5, 2004

By (Signature and Title)*  /s/ Nancy G. Curtiss
                         -------------------------------------------------------
                           Nancy G. Curtiss, Treasurer
                           (principal financial officer)

Date   March 5, 2004

* Print the name and title of each signing officer under his or her signature.